UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

AVISTA CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue Spokane, Washington 99202-2600

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 509-489-0500

Web site: http://www.myavista.com

None
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	AVA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events.

On May 14, 2021 Avista Corporation (Avista Corp. or the Company) learned that the Washington Department of Natural Resources (DNR) had completed its investigation and issued a report on the “Babb Road Fire”, which occurred in September 2020 as a result of a windstorm, and which is most recently discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The Babb Road fire covered approximately 15,266 acres and destroyed approximately 223 structures. There are no reports of personal injury or death resulting from the fire.

The DNR report concluded, among other things, that

•	the fire was ignited when a branch of a multi-dominant Ponderosa Pine tree was broken off by the wind and fell on an Avista Corp. distribution line;
•	the tree was located approximately 30 feet from the center of Avista Corp.’s distribution line and approximately 20 feet beyond Avista Corp.’s right-of-way;
•

the tree showed some evidence of insect damage, damage at the top of the tree from porcupines, a small area of scarring where a lateral branch/leader (LBL) had apparently broken off in the past, and some past signs of Gall Rust disease.

The DNR report concluded as follows: “It is my opinion that because of the unusual configuration of the tree, and its proximity to the powerline, a closer inspection was warranted. A nearer inspection of the tree should have revealed the cut LBL ends and its previous failure, and necessitated determination of the failure potential of the adjacent LBL, implicated in starting the Babb Road Fire.”

The Company is in the process of analyzing the findings contained in the DNR report, as well as completing its own investigation of the Babb Road Fire. Avista Corp. disputes any assertion that the Babb Road Fire was the result of any deficiency in its equipment, maintenance activities or vegetation management practices, and intends to vigorously defend any such assertion, if made. At this time, no material claims have been asserted against Avista Corp. for damages resulting from the Babb Road Fire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	May 18, 2021	/s/ Gregory C. Hesler
Gregory C. Hesler
Vice President, General Counsel, and Chief Compliance Officer